POWER OF ATTORNEY

     The person executing this Power of Attorney hereby appoints Andra C. Ozols, Erik L. Jonson and Charles W. Lutter, Jr., or any one of them, as his attorney-in-fact to execute and to file such post-effective amendments to the Registration Statement of the hereinafter described entity as such attorney-in-fact, or any one of them, may deem appropriate:

          Registrant                         Registration Number (1)

          ICON Funds                         1933 Act: 333-14927
                                             1940 Act: 811-07883

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 22nd day of November, 2004.



                                              /s/ Craig T. Callahan
                                              ----------------------------------
                                              Craig T. Callahan, Trustee




STATE OF COLORADO       )
                        ) ss.
COUNTY OF ARAPAHOE      )

     Subscribed, sworn to and acknowledged before me this 22nd day of November, 2004 by Craig T. Callahan, Trustee of the ICON Funds.



                                             /s/ Terri L. Smedra
                                             -----------------------------------
                                             Notary Public

My commission expires: November 2, 2005.

                                POWER OF ATTORNEY

     The person executing this Power of Attorney hereby appoints Andra C. Ozols, Erik L. Jonson and Charles W. Lutter, Jr., or any one of them, as his attorney-in-fact to execute and to file such post-effective amendments to the Registration Statement of the hereinafter described entity as such attorney-in-fact, or any one of them, may deem appropriate:

          Registrant                         Registration Number (1)

          ICON Funds                         1933 Act:  333-14927
                                             1940 Act:  811-07883

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 22nd day of November, 2004.



                                             /s/ Glen Bergert
                                             -----------------------------------
                                             Glen Bergert, Trustee




STATE OF COLORADO       )
                        ) ss.
COUNTY OF ARAPAHOE      )

     Subscribed, sworn to and acknowledged before me this 22nd day of November 2004 by Glen Bergert, Trustee of the ICON Funds.



                                             /s/ Terri L. Smedra
                                             -----------------------------------
                                             Notary Public

My commission expires: November 2, 2005.

                                POWER OF ATTORNEY

     The person executing this Power of Attorney hereby appoints Andra C. Ozols, Erik L. Jonson and Charles W. Lutter, Jr., or any one of them, as his attorney-in-fact to execute and to file such post-effective amendments to the Registration Statement of the hereinafter described entity as such attorney-in-fact, or any one of them, may deem appropriate:

          Registrant                         Registration Number (1)

          ICON Funds                         1933 Act: 333-14927
                                             1940 Act: 811-07883

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 22nd day of November, 2004.



                                             /s/ Jonathan F. Zeschin
                                             -----------------------------------
                                             Jonathan F. Zeschin, Trustee




STATE OF COLORADO       )
                        ) ss.
COUNTY OF ARAPAHOE      )

     Subscribed, sworn to and acknowledged before me this 22nd day of November, 2004 by Jonathan F. Zeschin, Trustee of the ICON Funds.



                                             /s/ Terri L. Smedra
                                             -----------------------------------
                                             Notary Public

My commission expires: November 2, 2005.

                                POWER OF ATTORNEY

     The person executing this Power of Attorney hereby appoints Andra C. Ozols, Erik L. Jonson and Charles W. Lutter, Jr., or any one of them, as his attorney-in-fact to execute and to file such post-effective amendments to the Registration Statement of the hereinafter described entity as such attorney-in-fact, or any one of them, may deem appropriate:

          Registrant                         Registration Number (1)

          ICON Funds                         1933 Act: 333-14927
                                             1940 Act: 811-07883

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 22nd day of November, 2004.



                                             /s/ John C. Pomeroy
                                             -----------------------------------
                                             John C. Pomeroy, Jr., Trustee




STATE OF COLORADO       )
                        ) ss.
COUNTY OF ARAPAHOE      )

     Subscribed, sworn to and acknowledged before me this 22nd day of November, 2004 by John C. Pomeroy, Jr., Trustee of the ICON Funds.



                                             /s/ Terri L. Smedra
                                             -----------------------------------
                                             Notary Public

My commission expires: November 2, 2005.

                                POWER OF ATTORNEY

     The person executing this Power of Attorney hereby appoints Andra C. Ozols, Erik L. Jonson and Charles W. Lutter, Jr., or any one of them, as his attorney-in-fact to execute and to file such post-effective amendments to the Registration Statement of the hereinafter described entity as such attorney-in-fact, or any one of them, may deem appropriate:

          Registrant                         Registration Number (1)

          ICON Funds                         1933 Act: 333-14927
                                             1940 Act: 811-07883

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 22nd day of November, 2004.



                                             /s/ Gregory Kellam Scott
                                             -----------------------------------
                                             Gregory Kellam Scott, Trustee




STATE OF COLORADO       )
                        ) ss.
COUNTY OF ARAPAHOE      )

     Subscribed, sworn to and acknowledged before me this 22nd day of November, 2004 by Gregory Kellam Scott, Trustee of the ICON Funds.



                                             /s/ Terri L. Smedra
                                             -----------------------------------
                                             Notary Public

My commission expires: November 2, 2005.

                                POWER OF ATTORNEY

     The person executing this Power of Attorney hereby appoints Andra C. Ozols, Erik L. Jonson and Charles W. Lutter, Jr., or any one of them, as his attorney-in-fact to execute and to file such post-effective amendments to the Registration Statement of the hereinafter described entity as such attorney-in-fact, or any one of them, may deem appropriate:


          Registrant                         Registration Number (1)

          ICON Funds                         1933 Act: 333-14927
                                             1940 Act: 811-07883

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 22nd day of November, 2004.



                                             /s/ R. Michael Sentel
                                             -----------------------------------
                                             R. Michael Sentel, Trustee




STATE OF COLORADO       )
                        ) ss.
COUNTY OF ARAPAHOE      )

     Subscribed, sworn to and acknowledged before me this 22nd day of November, 2004 by R. Michael Sentel, Trustee of the ICON Funds.



                                             /s/ Terri L. Smedra
                                             -----------------------------------
                                             Notary Public

My commission expires: November 2, 2005.